UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 12, 2025
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TARSUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39614	81-4717861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
15440 Laguna Canyon Road, Suite 160
Irvine, CA 92618
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (949) 418-1801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TARS	The Nasdaq Stock Market LLC Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 12, 2025, Tarsus Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 28, 2025 (the “Proxy Statement”).
At the close of business on April 14, 2025, the record date of the Annual Meeting, the Company had 42,007,037 shares of common stock outstanding and entitled to vote. The holders of a total of 34,851,820 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum of the issued and outstanding shares on the record date of the Annual Meeting.
The following proposals were submitted to the Company’s stockholders at the Annual Meeting:
1. The election of two nominees as Class II directors to serve until the Company’s 2028 annual meeting of stockholders.
2. An advisory vote to approve, on a non-binding basis, the Company’s named executive offer compensation.
3. An advisory vote to approve, on a non-binding basis, the frequency with which future stockholder votes on the compensation of the
Company’s named executive officers will be conducted of one, two or three years.
4. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
The number of votes cast for and against or withheld and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:
1. Board of Directors Election Results
The following nominees were elected to serve as Class II directors for a term that will continue until the 2028 annual meeting of stockholders or until their respective successors have been duly elected and qualified. The number of votes cast regarding each nominee were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Bobak Azamian, M.D., Ph.D.	20,770,139	6,796,180	7,285,501
Katherine Goodrich, M.D., MHS	26,837,786	728,533	7,285,501
The following directors, in addition to Dr. Azamian and Dr. Goodrich, will continue to serve as members of our Board of Directors (“Board”) until the expiration of their respective terms or until their respective successors have been duly elected and qualified: Bhaskar Chaudhuri, Ph.D., Andrew Goldberg, M.D., William Link, Ph.D., Scott Morrison, and Wendy Yarno, MBA.
2. Advisory Vote on Named Executive Officer Compensation
Our stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement. The number of votes cast regarding the proposal were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
27,132,839	416,845	16,635	7,285,501
3. Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation
Our stockholders approved, on an advisory, non-binding basis, conducting, on an every 1 year frequency, future stockholder votes on the compensation of our named executive officers. The number of votes cast regarding the proposal were as follows:

Votes For Every 1 Year	Votes For Every 2 Years	Votes for Every 3 Years	Abstain	Broker Non-Votes
26,916,300	3,376	637,239	9,404	7,285,501
4. Ratification of Ernst & Young LLP as our independent registered public accounting firm
Our stockholders approved the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The number of votes cast for and against and the number of abstentions for this proposal were as follows (there were no broker non-votes for this proposal):

Votes For	Votes Against	Abstain
34,718,262	125,755	7,803

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARSUS PHARMACEUTICALS, INC.

Date:	June 18, 2025	/s/ Bryan Wahl
Bryan Wahl
General Counsel and Corporate Secretary